Exhibit 99.2

TeraWulf Announces Recent Financings and Near-Term Ramp of Digital Asset Infrastructure

Capital Supports Progress Towards Achieving Goal of 210 MW of Infrastructure by YE 2022

Company to Host Previously Scheduled Business Update Call at 5:00 PM E.T. Today

EASTON, Md. – June 13, 2022 – TeraWulf Inc. (Nasdaq: WULF) (“TeraWulf” or the “Company”), which owns and operates fully integrated, domestic bitcoin mining facilities powered by more than 91% zero-carbon energy, today announced recent financing actions that are expected to support the Company’s significant ramp of mining operations in the second half of 2022.

The Company commenced initial mining operations at its Lake Mariner facility in New York in March by leveraging existing space at the now decommissioned coal fired plant. TeraWulf is now in the final stages of completing its first dedicated mining building on site, which will house approximately 50 MW of capacity and is expected to begin hashing in early Q3. The Company is targeting completion of its second building at the site, adding another 50 MW of mining capacity in the fourth quarter, and expects to exit 2022 with approximately 110 MW of total mining capacity at Lake Mariner.

The Nautilus Cryptomine facility, a partnership between TeraWulf and Talen Energy Corporation, has also made significant construction progress and remains on target to begin mining in the third quarter. The Company expects to exit 2022 with 100 MW of net mining capacity at Nautilus, which represents TeraWulf’s 50% share of the joint venture. Together with its Lake Mariner Facility, TeraWulf expects to successfully complete 210 MW of digital asset infrastructure by year-end 2022.

Recent Capital Raising Activity and Outlook

The Company recently announced that it has secured a Standby Equity Purchase Agreement (“SEPA”) with Yorkville Advisors Global, LP to sell up to $50 million of the Company’s common stock in the Company’s sole discretion at any time during the 36-month term of the agreement. In connection with the SEPA, the Company received a pre-advance loan of $15 million from Yorkville in the form of a convertible promissory note.

In addition, the Company announced today that it has reached an agreement in principle with its existing lenders for an incremental add-on facility of up to $50 million with an initial draw of $15 million at closing, which is subject to final documentation and various closing conditions. The Company intends to use the net proceeds from these two financings for miner purchases and towards completing the infrastructure for 210 MW of mining capacity.

While the recent capital raising activity will contribute to the near-term ramp of mining operations, the Company also announced today that it has engaged Cantor Fitzgerald & Co. and Ducera Partners LLC to assist the Company in raising transformative growth capital in 2022.

“Our recent financing activities provide valuable access to capital, and we expect any additional growth capital we are able to raise will help ensure a timely path to completing our operational objectives in 2022,” said Paul Prager, Co-founder, Chief Executive Officer, and chair of the Board of TeraWulf. “Our vertically integrated strategy, along with the most competitive energy costs in the industry, differentiates TeraWulf from our peers, and should enable us to deliver strong mining economics while ensuring the flexibility to rapidly scale our operations toward our ultimate goal of deploying 800 MW of zero-carbon mining capacity by 2025.”

Additional information regarding the SEPA is available in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 8, 2022. The Advance has not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Conference Call and Supplemental Materials

TeraWulf will host a conference call on Monday, June 13, 2022, including time for Q&A, beginning at 5:00 p.m. Eastern Time, to provide additional details on recent financing activity and progress at its Lake Mariner and Nautilus Cryptomine facilities. All interested parties may access a live webcast of this conference call at www.terawulf.com, under "Investors" and "Webcasts and Presentations" tabs.

About TeraWulf

TeraWulf (Nasdaq: WULF) owns and operates fully integrated environmentally clean bitcoin mining facilities in the United States. Led by an experienced group of energy entrepreneurs, the Company is developing two mining facilities, Lake Mariner Data in New York and Nautilus Cryptomine in Pennsylvania, with the objective of 800 MW of mining capacity deployed by 2025, enabling over 23 exahash per second of expected hashrate. TeraWulf will generate domestically produced bitcoin powered by nuclear, hydro and solar energy with a goal of utilizing 100% zero-carbon energy. With a core focus of ESG that ties directly to its business success, TeraWulf expects to offer attractive mining economics at an industrial scale.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as "plan," "believe," "goal," "target," "aim," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project," "continue," "could," "may," "might," "possible," "potential," "predict," "should," "would" and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf's management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the cryptocurrency mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of cryptocurrency mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf's operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (8) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and infrastructure equipment meeting the technical or other specifications required to achieve its growth strategy; (9) employment workforce factors, including the loss of key employees; (10) litigation relating to TeraWulf, IKONICS and/or the business combination; (11) the ability to recognize the anticipated objectives and benefits of the business combination; complete the timely close of the financing provided by the lenders; and (13) and other risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission ("SEC"). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company's filings with the SEC, which are available at www.sec.gov.

Contact:

Investors
Sandy Harrison
harrison@terawulf.com
(410) 770-9500

Media
Michael Freitag / Joseph Sala / Lyle Weston
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449